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                                                                  Exhibit 10.40
                                 PROMISSORY NOTE

$30,000.00                                                       March 15, 1999


     FOR VALUE RECEIVED, the undersigned unconditionally promises to pay to the order of Robert E. Ciri (the "Holder"), the principal amount of THIRTY THOUSAND DOLLARS ($30,000.00), together with accrued interest, within ten (10) business days of the closing of the undersigned's bridge financing being underwritten by Cruttendon Roth, Inc. (the "Maturity Date").

     All payments under this Note shall be made in lawful money of the United States of America and in immediately available funds. This Note may be prepaid in whole or in part without penalty. Upon the Maturity Date, interest shall accrue and be payable on this Note in the aggregate amount of $1,000.

     The undersigned waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note. The undersigned agrees to reimburse the Holder on demand for all reasonable costs, expenses and charges (including reasonable attorneys' fees and charges) in connection with the enforcement of this Note.

     This Note shall be binding on the undersigned and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE
LAW OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be duly executed and delivered as of the day and year first above written.


                                    NETGATEWAY, INC.,
                                    a Nevada corporation


                                    By: /s/ Donald M. Corliss, Jr.
                                        ------------------------------
                                            Donald M. Corliss, Jr.
                                            President